UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

IVANHOE ELECTRIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41436	32-0633823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 E Rio Salado Parkway, Suite 130 Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 656-5821

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 9, 2024, Ivanhoe Electric Inc. (the “Company”) entered into a compensation and change of control arrangement with Robert Friedland with respect to his services as the Executive Chairman of the Company. The arrangement is set forth in a letter to Mr. Friedland dated May 9, 2024 (the “Compensation Letter”).

Pursuant to the terms of the Compensation Letter, Mr. Friedland is entitled to an annual base salary of $500,000 per year (“Base Salary”), effective from January 1, 2024. Mr. Friedland will be eligible on an annual basis to receive short-term and long-term incentive awards, with a short-term bonus target of 100% of his Base Salary (“Short Term Bonus”) and a long-term bonus target of 200% of his Base Salary (“Long Term Bonus”), based on the terms and conditions of the Company’s then effective annual incentive and equity-based incentive plans or programs and contingent upon the degree of achievement of any applicable performance goals. Short Term Bonus and Long Term Bonus shall be awarded in a form of equity as determined by the Board of Directors and pursuant to the Company’s equity based incentive plans and associated award agreements.

Compensation covered in the Compensation Letter is subject to annual review.

In the event of a Change of Control (as defined in the Compensation Letter) where Mr. Friedland’s services as Executive Chairman are terminated during the 12 month period following such Change in Control, then Mr. Friedland will be entitled to receive a lump sum cash payment, less applicable withholdings, equal to 18 months of his annual Base Salary and his equity incentive awards shall be governed in accordance with the terms of the applicable plans and award grant agreements.

The foregoing summary of the Compensation Letter does not purport to be a complete description of the Compensation Letter and is qualified in its entirety by reference to the full text of the Compensation Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Annual Compensation Letter – Robert Friedland
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVANHOE ELECTRIC INC.

Date: May 9, 2024	By:	/s/ Taylor Melvin
Taylor Melvin
President and Chief Executive Officer